UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 11, 2011

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2011, GSI Group Inc. (the “Company”) conducted a public conference call during which the Company’s Chief Executive Officer and Chief Financial Officer discussed the Company’s operating results and financial condition for the quarter ended June 30, 2011 and other matters relating to its business. A copy of the script used by management during the conference call (the “Script”) is furnished herewith as Exhibit 99.1.

Reconciliations of non-GAAP financial measures discussed on the conference call are included in the Script and in the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished on August 11, 2011, and is incorporated herein by reference as Exhibit 99.2.

The information contained in this Current Report, including Exhibits 99.1 and 99.2, is furnished under this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1	Script for investor conference call held on August 11, 2011.

99.2	Press Release, dated August 11, 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K furnished on August 11, 2011).

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and the exhibits attached hereto are forward-looking statements. These forward-looking statements may be identified by words such as “anticipates”, “believes”, “expects”, “intends”, “future”, “could”, “estimates”, “plans”, “would”, “should”, “potential”, “continues”, and similar words or expressions (as well as other words or expressions referencing future events, conditions or circumstances). These forward-looking statements include, but are not limited to, anticipated financial performance; expected liquidity and capitalization; expected results of strategic initiatives; drivers of revenue growth; management’s plans and objectives for future operations, expenditures and product development and investments in research and development; business prospects; potential of future product releases; anticipated sales performance; industry trends; market conditions; changes in actual or assumed tax liabilities; expectations regarding tax exposure; expected timing of refinancing the Company’s debt; and future acquisitions and dispositions and anticipated benefits from any acquisitions or dispositions. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks described in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and elsewhere in such Annual Report on Form 10-K. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Any forward-looking statements included in the Script and press release are as of August 11, 2011 and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: August 12, 2011	By:	/s/ Robert Buckley
Robert Buckley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Script for investor conference call held on August 11, 2011.

99.2	Press Release, dated August 11, 2011 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K furnished on August 11, 2011).

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